UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2005

Commerce Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	1-12069	22-2433468
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(856) 751-9000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Commerce Bancorp, Inc. (Commerce) is changing the administrator for its 401(k) Retirement Plan. As a result, there will be a blackout period for the directors and executive officers of Commerce beginning September 22, 2005 and ending October 17, 2005.

A copy of the notice sent to the directors and executive officers of Commerce is set forth as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Notice of blackout period to directors and executive officers of Commerce Bancorp, Inc. dated August 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commerce Bancorp, Inc.

August 19, 2005	By:	/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Senior Vice President and Chief Financial Officer

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Exhibit Index

Number	Description

99.1	Notice of blackout period to directors and executive officers of Commerce Bancorp, Inc. dated August 19, 2005.